UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2006

                         AMERICAN LEISURE HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

               Nevada                    333-48312           75-2877111
               -------                  ----------          -----------
   (State  or  other  jurisdiction     (Commission        (IRS  Employer
         of  incorporation)           File  Number)     Identification  No.)

                     2460 Sand Lake Road, Orlando, FL, 32809
                     ---------------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (407) 251-2240

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On November 22, 2006, American Leisure Holdings, Inc. ("we," "us," "AMLH," and the "Company") entered into a Credit Agreement with Reedy Creek Acquisition Company, LLC ("RCAC") and Stanford International Bank Limited ("SIBL"), to provide RCAC, our wholly owned subsidiary, a $4,300,000 credit facility (the "RC Credit Agreement"). SIBL had previously loaned RCAC $7,150,000 on July 8, 2005

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and  $850,000  on  January  5,  2006,  which  loans were evidenced by a Renewed,
Amended and Increased Promissory Note in the amount of $8,000,000, which we had guaranteed. In connection with the RC Credit Agreement, the Renewed, Amended and Increased Promissory Note was replaced by a Second Renewed, Amended and Increased Promissory Note in the amount of $12,200,000 (the "RC Note"). We used the $4,300,000 received in connection with the advance from SIBL for working capital and to begin the construction of the planned water park at the Sonesta Resort at Tierra Del Sol. Malcolm J. Wright, our Chairman and Chief Executive Officer personally guaranteed the repayment of the RC Note. Mr. Wright will receive 129,000 warrants to purchase shares of our common stock at an exercise price of $1.02 per share in connection with his guaranty of the RC Credit Agreement, equal to three percent (3%) of to the total indebtedness of the RC Credit Agreement.

We entered into a Second Mortgage Modification Agreement and Future Advance Certificate with SIBL in connection with our entry into the RC Credit Agreement, which provided SIBL a mortgage over certain real property owned by us in Osceola County, Florida, to secure the repayment of the RC Note.

On December 18, 2006, we entered into "Amendment No. 1 to the $4.3 Million Credit Agreement" the ("Amended RC Credit Agreement") with SIBL and RCAC, which amended the terms of the RC Credit Agreement, to increase the loan amount under such agreement from $4,300,000 to $5,450,000, to include an advance of $1,120,000 which was received on December 18, 2006 to cover the placement of an appeal bond by us and related expenses paid by us on behalf of South Beach Resorts, LLC ("Resorts," which we purchased pursuant to the Purchase Agreement, described and defined below) in connection with Resorts' purchase of the Boulevard Hotel (described below) from a company which was then in Chapter 11 bankruptcy, and a subsequent dispute regarding such purchase. The Amended RC Credit Agreement also amended and restated the RC Note in the amount of $13,420,000, evidenced by a "Third Renewed, Amended and Increased Promissory Note" (the "Amended RC Note"), to include the increased Amended RC Credit Agreement amount and provided for Malcolm J. Wright, our Chief Executive Officer and Chairman to provide a restated Guaranty to SIBL to include the amended loan amount. Mr. Wright will receive 33,600 warrants to purchase shares of our common stock at an exercise price of $1.02 per share in connection with his guaranty of Amended RC Credit Agreement, equal to three percent (3%) of the total indebtedness of the increased amount of the RC Credit Agreement.

Eight million dollars ($8,000,000) of the Amended RC Note accrued interest at the rate of 8% per annum and was due and payable on December 31, 2006, which date has been verbally extended to June 30, 2007, the remaining five million four hundred and twenty thousand dollars ($5,420,000) accrues interest at the rate of 12% per annum and is due and payable on January 31, 2007. Any amounts not paid when due under the Amended RC Note bear interest at the rate of 15% per annum until paid.

We also entered into a Third Mortgage Modification Agreement and Future Advance Certificate in connection with the increased RC Loan, which increased SIBL's mortgage on certain of our property in Osceola County, Florida to secure the Amended RC Loan.

On November 22, 2006, we entered into a Credit Agreement with Stanford Venture Capital Holdings, Inc. ("Stanford"), Tierra Del Sol Resort (Phase 2), Ltd., Costa Blanca II Real Estate, LLC, Costa Blanca III Real Estate, LLC, TDS Town
Homes (Phase 2) LLC and TDS Clubhouse, Inc. (the "TDSR Credit Agreement") to provide $6,200,000 of capital for (1) the repayment of the RC Credit Agreement, which was later amended to include the repayment of the increased amount of the Amended RC Credit Agreement in connection with the Amended TDSR Credit Agreement (described below), (2) construction of the pool complex at the Tierra del Sol Phase One project, (3) furniture, fixtures and equipment, and (4) various other expenses. Any amounts borrowed under the TDSR Credit Agreement bear interest at the rate of 12% per annum, and any amounts not paid when due will bear interest at the rate of 15% per annum. Any amounts borrowed under the TDSR Credit Agreement are due and payable on June 30, 2007.

On December 18, 2006, we also entered into "Amendment No. 1 to $6.2 Million Credit Agreement" (the "Amended TDSR Credit Agreement") to amend the TDSR Credit Agreement to reflect the Amended RC Credit Agreement amount, which is to be repaid with any funds received in connection with the exercise of the Amended TDSR Credit Agreement.

The Amended TDSR Credit Agreement is not effective until we substitute a portion of Tierra Del Sol Resorts, Inc. as collateral for future advances under the TDSR Credit Agreement, and as such, we have not borrowed any funds pursuant to the Amended TDSR Credit Agreement. We anticipate the funds received from the Amended TDSR Credit Agreement, if such agreement is funded to be used to repay the Amended RC Credit Agreement. We paid Stanford a placement fee of $186,000 (or 3% of the TDSR Credit Agreement amount) as a placement fee upon our execution of the TDSR Credit Agreement. Malcolm J. Wright has agreed to guarantee the repayment of a $6,200,000 promissory note, which we plan to provide Stanford to evidence the amount borrowed under the TDSR Credit Agreement, assuming we choose to move forward with such credit facility. It is anticipated that if the Amended TDSR Credit Agreement is funded, Mr. Wright will receive approximately 186,000 warrants to purchase shares of our common stock at an exercise price of $1.02 per share, in connection with his guaranty.

WARRANT  PARTICIPATION  AGREEMENT

In connection with SIBL's agreeing to enter into the Amended RC Credit Agreement, we entered into a Warrant Participation Agreement with SIBL, Resorts, Malcolm J. Wright and Frederick Pauzar (the "Participation Agreement"), whereby we agreed to grant SIBL and six (6) of its assigns the right to a 25% participation interest (the "Participation Interest") in the Net Proceeds (as defined below) realized by us upon the disposition of the real property located at 740 Ocean Drive, Miami Beach, Florida, known as the Boulevard Hotel (the "Property"), for aggregate consideration of $1.00 per warrant (collectively, the

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"Warrant").  "Net  Proceeds"  is  defined  as  the  proceeds  realized  upon the disposition or refinancing of the Property, less our cost basis in the Property, excluding any operating losses or operating profits. In the event the Property is not sold by us by December 22, 2009, we agreed to appoint SIBL as true and lawful proxy of us in connection with the engagement of a real estate broker and the subsequent sale of the Property. Mr. Wright and Mr. Pauzar are jointly and severally liable for our obligations under the Participation Agreement, however they are not receiving any warrants in connection with such guaranties.

The Warrant was evidenced by seven (7) Warrants, which are exercisable at any time prior to the disposition date of the Property, which Warrants were distributed as follows:


                                                  Percentage  of                   Percentage of
Name                   Exercise  Price       Participation  Interest           Total  Net  Proceeds
--------              -----------------    --------------------------        ------------------------
SIBL                        $1.00               50%                                   12.5%
Daniel  T.  Bogar           $1.00               11.5625%                              2.891%
William  R. Fusselmann      $1.00               11.5625%                              2.891%
Osvaldo  Pi                 $1.00               11.5625%                              2.891%
Ronald  M.  Stein           $1.00               11.5625%                              2.891%
Charles  M.  Weiser         $1.00               1.8750%                               0.468%
Tal  Kimmel                 $1.00               1.8750%                               0.468%
                      -----------------    --------------------------        ------------------------
     Totals                 $7.00                  100%                                  25%


PURCHASE  OF  SOUTH  BEACH  RESORTS,  LLC

On December 21, 2006, we entered into a Purchase Agreement with SBR Holding Company, LLC ("SBR") which is owned by Frederick Pauzar, a Director of us and our President, and Malcolm J. Wright, our Chairman and Chief Executive Officer (the "Purchase Agreement"). Pursuant to the Purchase Agreement, we purchased 100% of the outstanding membership interests in South Beach Resorts, LLC, a Florida limited liability company from SBR ("Resorts"). The Purchase price for Resorts was equal to 75% of the Net Proceeds (as defined above) realized by us upon the planned disposition the Property (as defined above), up to a maximum of $3,000,000. The ownership of Resorts was transferred to us in connection with our entry into the Purchase Agreement pursuant to an Assignment of Interest, and the consideration payable to SBR in connection with the sale of the Property will be paid immediately after the disposition of the Property.

We also entered into a note with Roger Maddock a significant shareholder of us, to evidence $3,590,811 in loans and advances Mr. Maddock had previously made to Resorts (the "Maddock Note"), the payment of which was guaranteed by us pursuant to a Guaranty Agreement.

The Maddock Note bears interest at the rate of 12% per annum until paid, provided that any amount not paid when due shall bear interest at the rate of the lesser of 18% per annum or the highest rate of interest allowable by law.

The Maddock Note is due and payable by us, together with any accrued and unpaid interest on December 31, 2008. Accrued interest is due quarterly in arrears under the Maddock Note, on the last day of each calendar quarter. We have the right to prepay the Maddock Note at any time prior to the due date of the note without penalty.

On January 11, 2007, Resorts (which we now own) defaulted on a $7,700,000 loan which it sold to Marathon Structured Finance Fund L.P. ("Marathon") in June
2005, in connection with its original purchase of the Property. To date, the loan principal is $7,498,900; there is accrued interest of $79,910.15 plus other fees that amount to $567,968. Marathon has a mortgage interest on the Property in connection with the June 2005 loan. We are currently working to secure new financing to replace the Marathon loan; however can we can provide no assurances that such financing will be raised on favorable terms, if at all. The Marathon loan bears interest at the rate of the greater of (a) ten percent (10%) or (b) the London Interbank Offered Rate (LIBOR) plus seven percent (7%). The note also required a $180,000 exit fee to be paid at the time the loan was repaid, which amount has not been paid to date(and which is included in the other fees of $567,968 noted above). Marathon may also require us to pay a 5% late payment fee in connection with our failure to repay the loan amount. We are required to pay the default rate of interest on the Marathon loan while obtaining a replacement loan. The default rate of interest is LIBOR plus twelve precent (12%), which was equal to approximately 17.32%, with the LIBOR at 5.32% as of the filing of this Report.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On December 21, 2006, we entered into a Purchase Agreement with SBR Holding Company, LLC to purchase 100% of the outstanding membership interests in South Beach Resorts, LLC, a Florida limited liability company, which transaction is described in greater detail above under "Item 1.01 Entry into a Material Definitive Agreement."

ITEM  3.02  UNREGISTERED  SHARES  OF  EQUITY  SECURITIES.

In November 2006, we agreed to issue Malcolm J. Wright, our Chairman and Chief Executive Officer and aggregate of 162,600 warrants to purchase shares of common stock in connection with his guaranty of the RC Credit Agreement and Amended RC Credit Agreement (as defined and described above), which warrants have an exercise price of $1.02 per share. We will claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, since the foregoing issuance will not involve a public offering, the recipient will take the securities for investment and not resale and we will take appropriate measures to restrict transfer. No underwriters or agents will be involved in the foregoing issuance and no underwriting discounts or commissions will be paid by us.

On December 22, 2006, pursuant to a Warrant Participation Agreement, we agreed to grant Sanford International Bank Limited, and six of its assigns, warrants to purchase up to a 25% participation interest in the net proceeds (defined as the proceeds realized upon the disposition or refinancing of the Property, less our cost basis, excluding any operating losses or profits) realized by us upon the disposition of the real property located at 740 Ocean Drive, Miami Beach,

Florida, known as the Boulevard Hotel (the "Property"). We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, since the foregoing issuance did not involve a public offering, the recipient took the securities for investment and not resale and we took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by us.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

10.1*     Credit  Agreement  -  $4,300,000  credit  facility(1)
10.2* Second Renewed, Amended and Increased Promissory Note issued by Reedy Creek Development Company, LLC
10.3* Second Mortgage Modification Agreement and Future Advance Certificate 10.4* Modification and Reaffirmation of Guaranty and Environmental Indemnity
          Agreement  (November  2006)
10.5*     Amendment  No.  1  to  $4.3  Million  Credit  Agreement(1)
10.6* Third Renewed, Amended and Increased Promissory Note issued by Reedy Creek Development Company, LLC
10.7* Modification and Reaffirmation of Guaranty and Environmental Indemnity Agreement (December 2006)
10.8*     Third  Mortgage  Modification Agreement and Future Advance Certificate

10.9*     Credit  Agreement  -  $6,200,000  credit  facility(2)
10.10*    Amendment  No.  1  to  $6.2  Million  Credit  Agreement(2)

10.11*    Purchase  Agreement  (South  Beach  Resorts,  LLC)
10.12*    Assignment  of  Interests  in  South  Beach  Resorts,  LLC
10.13*    Promissory  Note  payable  to  Roger  Maddock
10.14*    Guaranty  Agreement  in  connection  with  Maddock  Promissory  Note
10.15*    Warrant  and  Participation  Agreement(1)
10.16(3)* Form  of  Warrant
10.17*    Promissory  Note  (South  Beach  Resorts,  LLC)

*  Filed  herewith.

(1) While we believe these documents to be final and in effect, and we have received the entire amount of the funds required to be loaned pursuant to each of these agreements, we been unable to obtain the signatures of SIBL on such documents.

(2) While we believe these documents to be final and in effect, as of the filing of this report, we have been unable to obtain the signatures of Stanford on such documents.

(3) We granted Stanford International Bank Limited ("SIBL") and six of its assigns, including Daniel T. Bogar ("Bogar"), William R. Fusselmann ("Fusselmann"), Osvaldo Pi ("Pi"), Ronald M. Stein ("Stein"), Charles M. Weiser ("Weiser") and Tal Kimmel ("Kimmel") warrants to purchase up to a 25% participation interest in the net proceeds (defined as the proceeds realized upon the disposition or refinancing of the Property, less our cost basis, excluding any operating losses or profits) realized by us upon the disposition of the real property located at 740 Ocean Drive, Miami Beach, Florida, known as the Boulevard Hotel (the "Property"). The warrants are identical other than as to the party the warrant was granted to and the participation interest in the Net Proceeds granted. As such, we have only attached a form of warrant. Each warrant has an aggregate exercise price of $1.00, and the participation interests in the Net Proceeds granted to each grantee is as follows: SIBL 12.5%, Bogar 2.891%, Fusselmann 2.891%, Pi 2.891%, Stein 2.891%, Weiser 0.468%, and
Kimmel  0.468%.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN  LEISURE  HOLDINGS,  INC.

                              By:  /s/  Malcolm  J.  Wright
                                   ------------------------
                                   Malcolm  J.  Wright
                                   Chief  Executive  Officer

Dated:  January 16,  2007

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